UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

Deerfield Triarc Capital Corp.
(Exact Name of Registrant as Specified in its Charter)

MD	001-32551	20-2008622
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6250 North River Road
Rosemont, IL		60018
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 380-1600

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

          On November 14, 2006, Deerfield Triarc Capital Corp. (the "Company") issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1, which is furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 2.02 of, and Exhibit 99.1 to, this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

          (d) Exhibits

          99.1 Press Release issued by the Company on November 14, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deerfield Triarc Capital Corp.
(Registrant)

Date: November 15, 2006	By:	/s/ Richard G. Smith
Senior Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX
Exhibit	Description

99.1	Press Release issued by the Company on November 14, 2006.